Exhibit 10.66

[GRAPHIC OMITTED]GE Healthcare Financial Services
--------------------------------------------------------------------------------

                            NON-GE EQUIPMENT ADDENDUM
                             DATED AS OF 06/24/2003
                        TO MASTER LEASE AGREEMENT (QUASI)
                             DATED AS OF 06/24/2003

--------------------------------------------------------------------------------

         THIS ADDENDUM ("Addendum") is attached and made a part of the above referenced Master Lease Agreement (Quasi) (the "Agreement") between General Electric Capital Corporation ("Lessor") and the undersigned lessee ("Lessee") and is incorporated by reference into the Agreement. This Addendum modifies and supplements the Agreement and sets forth additional terms and conditions that apply to Equipment that has not been manufactured by the General Electric Company or its affiliates. This Addendum also applies if the Equipment is used GE Equipment that was acquired by Lessor from Lessee in a sale/leaseback transaction or purchased by Lessor from a third party vendor. Any conflict between this Addendum and the Agreement shall be resolved so as to give effect to the provisions of this Addendum. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

1.       TRANSPORTATION AND RISK OF LOSS:

         (a) The Equipment will be shipped to the site identified in a Schedule by the Supplier of the Equipment. Lessee will inform Lessor of the date the Equipment is delivered within 5 days of such delivery. Any necessary assembly or installation will be described in the Schedule. The Lessee agrees to accept shipment of the Equipment and to cooperate with any assembler to permit the assembler to complete its task without delay.

         (b) The Lessee or the Supplier will bear responsibility for transportation and risk of loss of the Equipment at all times. At no time will Lessor bear the risk of loss. The use of the term "risk of loss" herein shall include, without limitation, the entire risk of any loss, theft, damage to, or destruction of any unit of Equipment from any cause whatsoever.

2. STIPULATED LOSS VALUE: If for any reason any unit of Equipment becomes worn out, lost, stolen, destroyed, irreparably damaged or unusable ("Casualty Occurrences") Lessee shall promptly and fully notify Lessor in writing. Lessee shall pay Lessor on the Payment Date (defined below), the sum of (i) the Stipulated Loss Value (see Schedule(s)) of the affected unit determined as of the rent payment date prior to the Casualty Occurrence; and (ii) all rent and other amounts which are then currently outstanding and due under this Agreement for the affected unit. The "Payment Date" shall be the next rent payment date after the Casualty Occurrence. Upon payment of all sums due hereunder, the term of this Agreement as to such unit of Equipment shall terminate.

3. NET LEASE: THIS AGREEMENT CONSTITUTES A NET LEASE, AND LESSEE'S OBLIGATION TO PAY THE RENTS AND OTHER AMOUNTS DUE HEREUNDER (AND THE CONTINUING EFFECTIVNESS AND ENFORCEABILITY OF THIS AGREEMENT) ARE ABSOLUTE, UNCONDITIONAL AND INDEPENDENT OBLIGATIONS NOT SUBJECT TO ABATEMENT, DIMINUTION, SUSPENSION, DEFERMENT OR REDUCTION OF, OR OFFSET AGAINST, LESSEE'S OBLIGATIONS HEREUNDER FOR ANY REASON INCLUDING WITHOUT LIMITATION: (i) ANY CLAIMS OF LESSEE AGAINST LESSOR, OR THE MANUFACTURER OR SELLER OF THE EQUIPMENT; (ii) ANY DEFECT IN, DAMAGE TO, OR LOSS OR DESTRUCTION OF ANY UNIT HOWEVER ARISING; OR (iii) ANY INTERFERENCE WITH LESSEE'S USE OF ANY UNIT OR EQUIPMENT BY ANY THIRD PARTY (INCLUDING ANY GOVERNMENTAL BODY) EXCEPT AS EXPRESSLY SET FORTH HEREIN. IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT ALL RENTS AND OTHER AMOUNTS PAYABLE BY LESSEE TO LESSOR HEREUNDER SHALL CONTINUE TO BE PROMPTLY AND UNCONDITIONALLY PAID IN ALL EVENTS.

4. INDEMNIFICATION: Lessee hereby agrees to indemnify Lessor, its agents, employees, successors and assigns (on an after tax basis) from and against any and all losses, damages, penalties, injuries, claims, actions and suits, including legal expenses, of whatsoever kind and nature arising out of or relating to the Equipment or this Agreement, except to the extent the losses, damages, penalties, injuries, claims, actions, suits or expenses result from Lessor's gross negligence or willful misconduct ("Claims"). This indemnity shall include, but is not limited to, Lessor's strict liability in tort and Claims, arising out of (i) the selection, manufacture, purchase, acceptance or rejection of Equipment, the ownership of Equipment during the term of this Agreement, and the delivery, lease, possession, maintenance, uses, condition, return or operation of Equipment (including, without limitation, latent and other defects, whether or not discoverable by Lessor or Lessee and any claim for patent, trademark or copyright infringement or environmental damage) or (ii) the condition of Equipment sold or disposed of after use by Lessee, any sublessee or employees of Lessee. Lessee shall, upon request, defend any actions based on, or arising out of, any of the foregoing. All of Lessor's rights, privileges and indemnities contained in this Section 5 shall survive the expiration or other termination of this Agreement. The rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by Lessor, its successors and assigns.

5. DISCLAIMER: LESSEE ACKNOWLEDGES THAT IT HAS SELECTED THE EQUIPMENT WITHOUT ANY ASSISTANCE FROM LESSOR, ITS AGENTS OR EMPLOYEES. LESSOR DOES NOT MAKE, HAS NOT MADE, NOR SHALL BE DEEMED TO MAKE OR HAVE MADE, ANY WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, WITH RESPECT TO THE EQUIPMENT LEASED UNDER THIS AGREEMENT OR ANY COMPONENT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO DESIGN, COMPLIANCE WITH SPECIFICATIONS, QUALITY OF MATERIALS OR WORKMANSHIP, MERCHANTABILITY, FITNESS FOR ANY PURPOSE, USE OR OPERATION, SAFETY, PATENT, TRADEMARK OR COPYRIGHT INFRINGEMENT, OR TITLE. All such risks, as between Lessor and Lessee, are to be borne by Lessee.


         IN WITNESS WHEREOF, Lessee and Lessor have caused this Addendum to be executed by their duly authorized representatives as of the date first above written.

LESSOR                                    LESSEE:
General Electric Capital Corporation      The Sagemark Companies LTD.

By:    /s/ PAUL SLEET                     By:    /s/ THEODORE B. SHAPIRO
       ------------------------------            -------------------------------

Name:  Paul Sleet                         Name:  Theodore B. Shapiro
       ------------------------------            -------------------------------

Title: Duly Authorized Signatory          Title: President and CEO
                                                 -------------------------------